Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: October 23, 2023
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: October 23, 2023
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended August 31, 2023
Putnam Emerging Markets Equity Fund
Putnam Floating Rate Income Fund
Putnam Focused Equity Fund
Putnam Focused Large Cap Growth ETF
Putnam Focused Large Cap Value ETF
Putnam Global Health Care Fund
Putnam Global Technology Fund
Putnam International Capital Opportunities Fund
Putnam Multi-Asset Income Fund
Putnam Retirement Advantage Fund 2065
Putnam Retirement Advantage Fund 2060
Putnam Retirement Advantage Fund 2055
Putnam Retirement Advantage Fund 2050
Putnam Retirement Advantage Fund 2045
Putnam Retirement Advantage Fund 2040
Putnam Retirement Advantage Fund 2035
Putnam Retirement Advantage Fund 2030
Putnam Retirement Advantage Fund 2025
Putnam Retirement Advantage Maturity Fund
Putnam Small Cap Value Fund
Putnam Sustainable Future ETF
Putnam Sustainable Leaders ETF